	STATEMENT TO NOTEHOLDERS

	Household Home Equity Loan Trust 2002-3

	Distribution Number	25
	Beginning Date of Collection Period	01-Aug-04
	End Date of Collection Period	31-Aug-04
	Payment Date	20-Sep-04
	Previous Payment Date	20-Aug-04

	Funds Reconciliation
	Available Funds for Payment including Skip-A-Pay and excluding Premium Amount
	Available Payment Amount	18,686,354.60
	Principal Collections	16,165,975.35
	Interest Collections (net of servicing fee)	2,520,379.25
	Collections of Interest (net of Servicing Fee and principal recoveries)	2,518,573.42
	Servicing Fee	144,008.63
	Principal recovery	1,805.83
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00
	Insured Amounts, if any	0.00

	Payments	18,791,703.23
	Interest Paid to Notes	438,007.29
	Principal Paid to Notes	16,457,542.68
	Servicing Fee	144,008.63
	Ownership Interest	1,752,144.63

	Pool Balance
	Beginning Pool Balance	345,620,714.68
	Principal Collections (including repurchases)	16,165,975.35
	Additional Principal Reduction Amount	(291,567.33)
	Ending Pool Balance	329,163,172.00

	Collateral Performance
	Cash Yield (% of beginning balance)	9.24%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.01%
	Net Yield	8.24%
	Cumulative Realized Losses	(4,574,018.93)
	Cumulative Loss Percentage	0.46%

	Delinquent Home Equity Loans
	30-59 days principal balance of Home Equity Loans	10,818,631.06
	30-59 days number of Home Equity Loans	108
	60-89 days principal balance of Home Equity Loans	2,537,400.17
	60-89 days number of Home Equity Loans	25
	90+ days principal balance of Home Equity Loans	12,562,403.97
	90+ days number of Home Equity Loans	141
	90+ days Delinquency Percentage	3.82%
	Ninety Day-Plus Rolling Average for such Payment Date	3.57%

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period
	Substitution Adjustment Amounts	-
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	3,784
	Number of Home Equity Loans outstanding (Ending of Collection Period)	3,629
	Principal balance of REO as of the end of the collection period	2,751,325.52
	Number of loans that went into REO during the collection period	4
	Principal balance of loans that went into REO during the collection period	275,692.32

	Overcollateralization
	Begin Overcollateralization Amount	97,496,996.67
	Overcollateralization Release Amount	0.00
	Distributable Excess Cashflow	291,567.33
	Charge-Offs	(291,567.33)
	End Overcollateralization Amount	97,496,996.67

	Target Overcollateralization Amount	97,496,996.67
	Interim Overcollateralization Amount	97,205,429.34
	Interim Overcollateralization Deficiency	291,567.33

	Excess Cashflow	2,043,711.96

	Other
	Stepdown	No
	Trigger Event	No
	Event of Default	No
	Master Servicer Termination Event	No
	Total Note Principal Amount as Percent of Total Original Note Principal Amount

	Note Principal Amount Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	17.284981
	2. Principal Distribution per $1,000	16.836878
	3. Interest Distribution per $1,000	0.448103

	B. Calculation of Interest Due & Paid
	1. 1 month LIBOR	1.60000%
	2. Formula Rate (1-mo. Libor plus 45 bps)	2.05000%
	3. Available Funds Cap	8.41306%
	4. Note Rate	2.05000%
	5. Days in Accrual Period	31

	6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due
	7. Current Interest and Interest Carry forward Amount paid	438,007.29
	8. Supplemental Interest Amount paid	0.00

	9. Unpaid Interest Carry Forward Amount	0.00
	10. Unpaid Supplemental Interest Amount	0.00

	C. Calculation of Note Principal Amount
	1. Note Principal Amount, prior to payments	248,123,718.01
	2. Principal Payment Amount paid	16,165,975.35
	3. Distributable Excess Cashflow paid	291,567.33
	4. Note Principal Amount, after payments	231,666,175.33

	5. Note Principal Amount as a % of the Original Note Principal Amount, after payments
	6. Note Principal Amount as a % of the Pool Balance, after payments	70.38%

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Master Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of August 29, 2002 (the "Sale and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, Household Home Equity Loan
Trust 2002-3, Trust, Household Finance Corporation, the Mater Servicer and JPMorgan Chase
Bank (as successor to Bank One, National Association), as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sale and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Master Servicer under the Sale and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Servicing Certificate relates to the Distribution Date occurring on September 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Master Servicer has performed in all material respects all its obligations
	under the Sale and Servicing Agreement through the Collection Period
	preceding such Payment Date and that, except as may be noted on the
	Servicing Certificate related to a Trigger Event, no Master Servicer Termination
	has occurred since the prior Determination Date

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of September, 2004.

HOUSEHOLD FINANCE CORPORATION
as Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer